Exhibit 10.2

AMENDMENT NO. 1

Dated as of July 11, 2018

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of June 8, 2018

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of July 11, 2018 by and among Coca-Cola Bottling Co. Consolidated, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) under that certain Second Amended and Restated Credit Agreement dated as of June 8, 2018 by and among the Borrower, the Lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement (as defined below).

WHEREAS, the Borrower has requested that the Majority Lenders and the Administrative Agent agree to make certain amendments to the Existing Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.        Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Existing Credit Agreement is hereby amended to amend and restate the definition of “Consolidated Funded Indebtedness/Cash Flow Ratio” in Section 1.01 thereof to read in its entirety as set forth below (as so amended, the “Amended Credit Agreement”):

“Consolidated Funded Indebtedness/Cash Flow Ratio” shall mean, at any time, the ratio of (a) the aggregate amount, without duplication, of (i) Consolidated Funded Indebtedness minus the Liquidity Amount and (ii) 50% of every Contingent Obligation of the Borrower and its Consolidated Subsidiaries (other than any Contingent Obligation in respect of any operating lease), determined and consolidated in accordance with GAAP to (b) the aggregate of (i) Consolidated Cash Flow for the then most recently concluded period of four consecutive fiscal quarters of the Borrower and (ii) Acquisition Cash Flow for such period.

2.        Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the following conditions precedent:

(a)        The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Majority Lenders and the Administrative Agent.

(b)        The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3.         Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)        This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of this Amendment and the Amended Credit Agreement is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

(b)        As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in Section 4.01 the Amended Credit Agreement are true and correct in all material respects as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4.         Reference to and Effect on the Existing Credit Agreement.

(a)        From and after the effectiveness of the amendment to the Existing Credit Agreement evidenced hereby, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Amended Credit Agreement.

(b)        Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement, the Amended Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)        This Amendment is a Loan Document.

5.        No Novation. This Amendment shall not extinguish the Advances or other obligations outstanding under the Existing Credit Agreement.

6.        Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

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7.        Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.        Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

COCA-COLA BOTTLING CO. CONSOLIDATED, as the Borrower

By:	/s/ David M. Katz
Name:	David M. Katz
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement dated as of June 8, 2018

Coca-Cola Bottling Co. Consolidated

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Antje Focke
Name:	Antje Focke
Title:	Executive Director

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement dated as of June 8, 2018

Coca-Cola Bottling Co. Consolidated

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Krutesh Trivedi
Name:	Krutesh Trivedi
Title:	Vice President

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement dated as of June 8, 2018

Coca-Cola Bottling Co. Consolidated

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kelly Attayek
Name:	Kelly Attayek
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement dated as of June 8, 2018

Coca-Cola Bottling Co. Consolidated

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ekta Patel
Name:	Ekta Patel
Title:	Director

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement dated as of June 8, 2018

Coca-Cola Bottling Co. Consolidated

SOUTH STATE BANK, as a Lender

By:	/s/ Cutter D. Davis, Jr.
Name:	Cutter D. Davis, Jr.
Title:	Executive Vice President

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement dated as of June 8, 2018

Coca-Cola Bottling Co. Consolidated

CITIBANK, N.A., as a Lender

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement dated as of June 8, 2018

Coca-Cola Bottling Co. Consolidated

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Adriaan Weststrate
Name:	Adriaan Weststrate
Title:	Managing Director

By:	/s/ Jennifer Smith
Name:	Jennifer Smith
Title:	Vice President

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement dated as of June 8, 2018

Coca-Cola Bottling Co. Consolidated